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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the use of our report dated November 14, 1997 included in this Registration Statement on Form S-4 of Verdant Brands, Inc. and the reference to our firm under the heading "Experts" in the Joint Proxy Statement-Prospectus.


                                    /S/ SMITH & HOWARD, P.C.
                                    -------------------------------
                                    Smith & Howard, P.C.
Atlanta, Georgia
September 30, 1998